Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the thirteen and thirty-nine weeks ended September 26, 2020 (the “Report”) of The Hillman Companies, Inc. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof; I, Douglas J. Cahill, the President and Chief Executive Officer of the Registrant, certify, to the best of my knowledge, that:

(1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                /s/ Douglas J. Cahill
                                Name: Douglas J. Cahill
                                Date: October 26, 2020